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                                        State of
Subsidiary                              Incorporation     Ownership (1)
____________________________________    ______________    _____________________________________________


Aetna Life and Casualty Company         CT                -
Aetna Life Insurance Company            CT                100% owned by Aetna Life and Casualty Company
The Standard Fire Insurance Company     CT                100% owned by Aetna Life and Casualty Company
The Aetna Casualty and Surety
   Company                              CT                100% owned by Aetna Life and Casualty Company
Aetna Life Insurance Company of
   Illinois                             IL                100% owned by Aetna Life and Casualty Company
Aetna Life Insurance and Annuity
   Company                              CT                100% owned by Aetna Life and Casualty Company
Aetna Re-Insurance Company, (U.K.)
   Ltd.                                 United Kingdom    100% owned by Aetna Life and Casualty Company
Terra Nova Insurance Company, Ltd.      United Kingdom    30% owned by Aetna Life and Casualty Company
Aetna International (N.Z.) Limited      New Zealand       100% owned by Aetna Life and Casualty Company
Aetna Canada Holdings Limited           Canada            100% owned by Aetna Life and Casualty Company
Aetna International Inc.                CT                100% owned by Aetna Life and Casualty Company
AHP Holdings, Inc.                      CT                100% owned by Aetna Life Insurance Company
Aetna Casualty Company                  CT                100% owned by Aetna Life Insurance Company
Aetna Life & Casualty (Bermuda) Ltd.    Bermuda           100% owned by Aetna Life Insurance Company
Human Affairs International,
   Incorporated                         UT                100% owned by Aetna Life Insurance Company
The Automobile Insurance Company                          100% owned by The Standard Fire Insurance
   Of Hartford, Connecticut             CT                   Company
Aetna Personal Security Insurance                         100% owned by The Standard Fire Insurance
   Company                              CT                   Company
Aetna Insurance Company of Illinois     IL                100% owned by The Standard Fire Insurance
                                                             Company
Aetna Insurance Company                 CT                100% owned by The Standard Fire Insurance
                                                             Company
Aetna Investment Advisers Fund, Inc.    MD                100% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Variable Encore Fund              MA                100% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Variable Fund                     MA                86% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Income Shares                     MA                99% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Insurance Company of America      CT                100% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Life Insurance Company of                           100% owned by Aetna Canada Holdings
   Canada                               Canada               Limited
Aetna Life Insurance Company of
   America                              CT                100% owned by Aetna International Inc.
Aetna Health Management, Inc.           TX                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Texas, Inc.       TX                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Ohio, Inc.        OH                100% owned by AHP Holdings, Inc.
Aetna Health Plans of the
   Mid-Atlantic, Inc.                   VA                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Florida, Inc.     FL                96% owned by AHP Holdings, Inc.
Healthways, Inc.                        AZ                20% owned by AHP Holdings, Inc.
Aetna Health Plans of Illinois, Inc.    IL                100% owned by AHP Holdings, Inc.
Partners Health Plan of
   Pennsylvania, Inc.                   PA                81% owned by AHP Holdings, Inc.
Aetna Health Plans of Central and
   Eastern Pennsylvania, Inc.           PA                100% owned by AHP Holdings, Inc.


(1)  Percentages are rounded to the nearest whole percent and are based on ownership of voting rights.

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                                        State of
Subsidiary                              Incorporation     Ownership (1)
_____________________________________   ______________    __________________________________________


Aetna Health Plans of Georgia, Inc.     GA                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Louisiana, Inc.   LA                100% owned by AHP Holdings, Inc.
Aetna Dental Care of Texas, Inc.        TX                100% owned by AHP Holdings, Inc.
Saguaro Health Plan, Inc.               AZ                100% owned by AHP Holdings, Inc.
Med Southwest, Inc.                     TX                55% owned by AHP Holdings, Inc.
Human Affairs International of                            100% owned by Human Affairs
   California                           CA                   International, Incorporated
Aetna National Accounts U.K. Ltd.       United Kingdom    100% owned by The Aetna Casualty
                                                             and Surety Company
Aetna Casualty Company of Connecticut   CT                100% owned by The Aetna Casualty
                                                             and Surety Company
Aetna Excess and Surplus Lines                            100% owned by The Aetna Casualty
   Company                              CT                   and Surety Company
Aetna Lloyds of Texas Insurance                           100% owned by The Aetna Casualty
   Company                              TX                   and Surety Company
Aetna Casualty & Surety Company                           100% owned by The Aetna Casualty
   of Illinois                          IL                   and Surety Company
Aetna Casualty & Surety Company of                        100% owned by The Aetna Casualty
   Canada                               Canada               and Surety Company
Aetna Casualty & Surety Company of                        100% owned by The Aetna Casualty
   America                              CT                   and Surety Company
Executive Re, Inc.                      CT                21% owned by The Aetna Casualty
                                                             and Surety Company
Farmington Casualty Company             CT                100% owned by The Aetna Casualty
                                                             and Surety Company
Chelsea Insurance Company, Ltd.         Cayman Islands    100% owned by The Aetna Casualty
                                                             and Surety Company
Aetna Commercial Insurance Company      CT                100% owned by The Aetna Casualty
                                                             and Surety Company
Partners Acquisition Company, Inc.      DE                100% owned by Aetna Health Management,
                                                             Inc.
PHPSNE Parent Corporation               DE                55% owned by AHP Holdings, Inc.
Aetna Health Plans of San Diego, Inc.   CA                80% owned by AHP Holdings, Inc.
Aetna Health Plans of Tennessee, Inc.   TN                100% owned by AHP Holdings, Inc.
Healthways Systems, Inc.                DE                100% owned by AHP Holdings, Inc.
Aetna Health Plan of Arizona, Inc.      AZ                100% owned by Healthways, Inc.
Aetna Health Plans of Western                             100% owned by Partners Health Plan of
   Pennsylvania, Inc.                   PA                   Pennsylvania, Inc.
Southwest Physicians Life Insurance
   Company                              TX                100% owned by Med Southwest, Inc.
Southwest Health Plan, Inc.             TX                100% owned by Med Southwest, Inc.
Executive Re Indemnity, Inc.            DE                100% owned by Executive Re, Inc.
Aetna Health Plans of California,                         100% owned by Partners Acquisition
   Inc.                                 CA                   Company, Inc.
Aetna Health Plans of Southern
   New England, Inc.                    CT                100% owned by PHPSNE Parent Corporation
Aetna Health Plans of New York, Inc.    NY                100% owned by Healthways Systems, Inc.
Aetna Health Plans of New Jersey, Inc.  NJ                100% owned by Healthways Systems, Inc.
Executive Re Specialty Insurance
   Company                              CT                100% owned by Executive Re Indemnity, Inc.


(1)  Percentages are rounded to the nearest whole percent and are based on ownership of voting rights.

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